UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2010

PORTER BANCORP, INC.
(Exact name of registrant as specified in its charter)

Kentucky	001-33033	61-1142247
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2500 Eastpoint Parkway, Louisville, Kentucky, 40223
(Address of principal executive offices)

(502) 499-4800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

On September 27, 2010, an institutional investor exercised its option to purchase 64,784 shares of common stock of Porter Bancorp, Inc. (the "Company") at $11.50 per share and to receive a warrant to purchase 32,392 shares of Non-Voting Common Stock of the Company at a purchase price of $11.50 per share. The total option exercise price paid by the institutional investor was $745,016.  A press release announcing the exercise of the option is attached to this Form 8-K as Exhibit 99.1.

The securities issued and sold in the exercise of the investor's option were offered and sold by the Company in reliance upon an exemption from registration pursuant to Rule 4(2) of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

 (d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release issued by Porter Bancorp, Inc. on September 28, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 30, 2010	Porter Bancorp, Inc.

		By:	/s/ David B. Pierce
David B. Pierce
Chief Strategy Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release issued by Porter Bancorp, Inc. on September 28, 2010